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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report July 20, 2001

                           COMMISSION FILE NO. 0-30746

                               TBX RESOURCES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           TEXAS                                        75-2592165
------------------------------              ------------------------------------
 (State or other jurisdiction               (I.R.S. Employer Identification No.)
incorporation or organization)

                     12300 Ford Road, Suite 194, Dallas, TX
                    ----------------------------------------
                    (Address of principal executive offices)

                                  972) 243-2610
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check whether the registrant: (1) has filed all reports required to be filed by
Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]






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                               TBX RESOURCES, INC.

                                    FORM 8-K

                                TABLE OF CONTENTS

Item 1. Changes in Control of Registrant - None

Item 2. Acquisition or Disposition of Assets - None

Item 3. Bankruptcy or Receivership - None

Item 4. Changes in Registrant's Certifying Accountant - None

Item 5. Other Events.....................................................Page 3

Item 6. Resignations of Registrant's Directors - None

Item 7. Financial Statements and Exhibits - None

Signatures...............................................................Page 3

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ITEM 5. Other Events

     TBX's Form 10-QSB was due to be filed under the EDGAR system no later than July 16, 2001. We prepared the document for filing, completing the same at approximately 3:30 pm, central daylight savings time. We e-mailed the Form 10-QSB to Bowne Publishing, our financial printer, at approximately 3:30 pm on July 16, 2001, an hour before the final filing deadline with the SEC. Due to technical difficulties in formatting our Form 10-QSB from Microsoft Word to the EDGAR protocol, Bowne was unable to EDGARize the Form 10-QSB in time to make the SEC's 4:30 filing deadline so we prepared a Form 12b-25, providing notice of a late filing and invoking a 5 day extension for the late filing. Although our counsel sent the Form 12b-25 to Bowne within 24 hours of the time at which the Form 10-QSB was due, Bowne never received the Form 12b-25 and no form was filed on our behalf.

     Today, we learned of this mistake and immediately filed our Form 10-QSB. In addition, we have contacted the EDGAR Filing Assistance section of the SEC, inquiring as to the steps that are necessary to correct this communication error. We have filed documents with the SEC explaining the reason for our late filing and have been told that only a technical error can justify a late filing. Although we consider the reason for our late filing to be technical, there is no assurance the SEC will agree with us. We have also contacted the NASD OTCBB department to notify them of these technical difficulties and were told that we will be placed on the daily list to market makers on Monday notifying such market makers of the deletion of the suffix "e" from our trading symbol by Tuesday, July 24, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.

TBX RESOURCES, INC.

(Signature) /s/ Tim Burroughs
-------------------------------
Tim Burroughs
(Title): President and Director
(Date):  July 20, 2001

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